UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
February 13, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders:
On February 13, 2025, Simulations Plus, Inc. (the “Company”) held the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format. At the Annual Meeting, 14,804,363 or approximately 74%, of the Company’s 20,085,492 issued and outstanding shares of common stock entitled to vote as of December 17, 2024, the record date for the Annual Meeting, were represented live or by proxy. The proposals voted on at the Annual Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and are incorporated by reference herein.

The final voting results on the proposals presented for shareholder approval at the Annual Meeting were as follows:

1. Proposal No. 1: To elect five individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-votes
Dr. Daniel Weiner	13,275,116	271,334	1,257,913
Dr. Walter S. Woltosz	7,945,125	5,601,325	1,257,913
Dr. John K. Paglia	13,313,454	232,996	1,257,913
Dr. Lisa LaVange	13,350,981	195,469	1,257,913
Sharlene Evans	13,396,885	149,565	1,257,913

As a result, each of the foregoing individuals were elected to serve as directors on the Company’s Board until the next annual meeting of shareholders of the company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

2. Proposal No. 2: To ratify the selection of Rose, Snyder & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2025. This proposal was approved based upon the following votes:

Votes For	Votes Against	Votes Abstaining
14,666,753	118,086	19,524

3. Proposal No. 3: To approve, on an advisory, nonbinding basis, the compensation of our named executive officers, as disclosed in the Proxy Statement. This proposal was approved based upon the following votes:

Votes For	Votes Against	Votes Abstaining
12,582,534	883,778	80,138
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: February 18, 2025	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer and Chief Operating Officer
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